UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Dimeco, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person Filing Proxy Statement, if other than Registrant)

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DIMECO, INC.

820 CHURCH STREET

HONESDALE, PENNSYLVANIA 18431

March 22, 2004

Dear Stockholder:

On behalf of the Board of Directors and management of Dimeco, Inc. (the “Company”), we cordially invite you to attend the Annual Meeting of Stockholders to be held at the Operations Center of The Dime Bank located at 120 Sunrise Avenue, Honesdale, Pennsylvania, on Thursday, April 22, 2004, at 2:00 p.m., local time. The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. During the Annual Meeting, we will report on the operations of the Company. Directors and Officers of the Company will be present to respond to any questions stockholders may have.

You will be asked to amend the Articles of Incorporation, to elect two directors and to ratify the appointment of S.R. Snodgrass, A.C. as the Company’s independent accountants for the fiscal year ending December 31, 2004. The Board of Directors has unanimously approved each of these proposals and recommends that you vote FOR them.

Your vote is important, regardless of the number of shares you own and regardless of whether you plan to attend the Annual Meeting. We encourage you to read the enclosed proxy statement carefully and sign and return your enclosed proxy card as promptly as possible because a failure to do so could cause a delay in the Annual Meeting and additional expense to the Company. A postage-paid return envelope is provided for your convenience. This will not prevent you from voting in person, but it will assure that your vote will be counted if you are unable to attend the Annual Meeting. If you do decide to attend the Annual Meeting and feel for whatever reason that you want to change your vote at that time, you will be able to do so. If you are planning to attend the Annual Meeting, please let us know by marking the appropriate box on the proxy card.

Sincerely,

Gary C. Beilman

Executive Vice President and

Chief Executive Officer

DIMECO, INC.

820 CHURCH STREET

HONESDALE, PENNSYLVANIA 18431

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON APRIL 22, 2004

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Meeting”) of Dimeco, Inc. (the “Company”), will be held at the Operations Center of The Dime Bank located at 120 Sunrise Avenue, Honesdale, Pennsylvania, on Thursday, April 22, 2004, at 2:00 p.m., local time, for the following purposes:

1.	To amend the Company’s Articles of Incorporation to increase the authorized shares of common stock;

2.	To elect two directors of the Company; and

3.	To ratify the appointment of S.R. Snodgrass, A.C. as independent accountants of the Company for the fiscal year ending December 31, 2004;

all as set forth in the Proxy Statement accompanying this notice, and to transact such other business as may properly come before the Meeting and any adjournments. The Board of Directors is not aware of any other business to come before the Meeting. Stockholders of record at the close of business on March 1, 2004 are the stockholders entitled to vote at the Meeting and any adjournments thereof.

A copy of the Company’s Annual Report for the year ended December 31, 2003 is enclosed.

YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. WE ENCOURAGE YOU TO VOTE BY PROXY SO THAT YOUR SHARES WILL BE REPRESENTED AND VOTED AT THE MEETING EVEN IF YOU CANNOT ATTEND. ALL STOCKHOLDERS OF RECORD CAN VOTE BY WRITTEN PROXY CARD. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE IN PERSON AT THE MEETING.

BY ORDER OF THE BOARD OF DIRECTORS

John F. Spall

Secretary

Honesdale, Pennsylvania

March 22, 2004

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

PROXY STATEMENT

OF

DIMECO, INC.

820 CHURCH STREET

HONESDALE, PENNSYLVANIA 18431

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD APRIL 22, 2004

GENERAL

This Proxy Statement is furnished to stockholders of Dimeco, Inc. (the “Company”) in connection with the solicitation of proxies by the Company’s board of directors (the “Board of Directors” or the “Board”) to be used at the Annual Meeting of Stockholders (the “Meeting”) to be held on Thursday, April 22, 2004, at 2:00 p.m., local time, and at any adjournments thereof. The 2003 Annual Report to Stockholders, including financial statements for the fiscal year ended December 31, 2003, accompanies this Notice of Annual Meeting of Stockholders and this Proxy Statement, which are first being mailed to stockholders on or about March 22, 2004.

All properly executed written proxies that are delivered pursuant to this proxy statement will be voted on all matters that properly come before the Meeting for a vote. If your signed proxy specifies instructions with respect to matters being voted upon, your shares will be voted in accordance with your instructions. If no instructions are specified, your shares will be voted (a) FOR the amendment of the Articles of Incorporation in Proposal 1, (b) FOR the election of two directors named in Proposal 2, (c) FOR the ratification of independent public accountants in Proposal 3, and (d) in the discretion of the proxy holders, as to any other matters that may properly come before the Meeting. Other than the matters listed in the Notice of Annual Meeting of Stockholders, the Board of Directors knows of no additional matters that will be presented for consideration at the Meeting. Your proxy may be revoked at any time prior to being voted by: (i) filing with the Corporate Secretary of the Company (John F. Spall, at 820 Church Street, Honesdale, Pennsylvania 18431) written notice of such revocation, (ii) submitting a duly executed proxy bearing a later date, or (iii) attending the Meeting and giving the Secretary notice of your intention to vote in person. However, if you are a stockholder whose shares are not registered in your own name, you will need additional documentation from your recordholder to vote personally at the Meeting.

VOTING STOCK AND VOTE REQUIRED

The Board of Directors has fixed the close of business on March 1, 2004 as the record date for the determination of stockholders who are entitled to notice of, and to vote at, the Meeting. Each stockholder of record on the record date is entitled to one vote for each share held. On the record date, there were 1,533,634 shares of the Company’s common stock outstanding (the “Common Stock”). Such number of shares reflects a 100% stock split that was issued to stockholders on December 1, 2003. All share amounts in the proxy statement reflect the 100% stock split effected as a dividend.

The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Meeting. With respect to any matter, any shares for which a broker indicates on the proxy that it does not have discretionary authority as to such shares to vote on such matter (the “Broker Non-Votes”) will not be considered present for purposes of determining whether a quorum is present. In the event there are not sufficient votes for a quorum or to ratify any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

As to the amendment of the Articles of Incorporation, which is submitted as Proposal 1, and the ratification of the independent accountants, which is submitted as Proposal 3, a stockholder may either:

(i) vote “FOR” each of the Proposals; (ii) vote “AGAINST” each of the Proposals; or (iii) “ABSTAIN” with respect to each of the Proposals. Unless otherwise required by law, Proposals 1 and 3 and all other matters shall be determined by a majority of votes cast affirmatively or negatively without regard to (a) Broker Non-Votes, or (b) proxies marked “ABSTAIN” as to that matter.

As to the election of directors, the proxy being provided by the Board enables a stockholder to vote for the election of the nominees as submitted as Proposal 2, proposed by the Board, or to WITHHOLD AUTHORITY to vote for the nominee being proposed. Such directors shall be elected by a plurality of votes of the shares present in person or represented by proxy at a meeting and entitled to vote in the election of directors.

PRINCIPAL HOLDERS

Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”). Other than as noted below, management knows of no person or group that owns more than 5% of the outstanding shares of Common Stock at the record date.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Share of Common Stock Outstanding (%)
Henry M. Skier 820 Church Street Honesdale, Pennsylvania 18431	82,236(1)	5.3

(1)	See “Proposal 2 – Election of Directors”

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the 1934 Act requires the Company’s directors and executive officers and persons who own more than ten percent of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the SEC and to furnish the Company with copies of such reports. To the best of the Company’s knowledge, all of the filings by the Company’s directors and executive officers, except for Joseph J. Murray, were made on a timely basis during the 2003 fiscal year. Mr. Murray failed to file a timely Form 4 to report one transaction. The Company is not aware of any beneficial owners of more than ten percent of its Common Stock.

PROPOSAL 1. TO AMEND THE COMPANY’S ARTICLES OF INCORPORATION

TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

On January 8, 2004, the Board of Directors voted unanimously to submit for stockholder approval a proposed amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of common stock from 3,000,000 shares to 5,000,000 shares. The Board of Directors has declared the proposed amendment to be advisable and in the best interests of the Company and its stockholders and recommends that the stockholders approve the amendment. The text of the proposed amendment is set forth as Appendix A to this proxy statement.

Currently, the Company’s Articles of Incorporation authorizes the issuance of up to 3,000,000 shares of Common Stock. As of March 1, 2004, there were approximately 1,533,634 shares of Common Stock issued and outstanding and approximately 324,000 aggregate shares reserved under the Company’s options and dividend reinvestment plans.

At this time, the Company has no present plans, understandings, or agreements for the issuance or use of the proposed additional shares of Common Stock. Nevertheless, the Board of Directors believes that the proposal is desirable so that, as the need may arise, the Company will have more financial flexibility and be able to issue shares of Common Stock, without the expense and delay of a special shareholders’ meeting, in connection with future opportunities for expanding the business through investments or acquisitions, possible stock splits or stock dividends, equity financing, management incentive and employee benefit plans, and for other general corporate purposes.

Authorized but unissued shares of the Company’s Common Stock may be issued at such times, for such purposes and for such consideration as the Board of Directors may determine to be appropriate without further authority from the Company’s stockholders, except as otherwise required by applicable corporate law or stock exchange policies.

Each share of Common Stock authorized for issuance has the same rights and is identical in all respects with each other share of Common Stock. The newly authorized shares of Common Stock will not affect the rights, such as voting and liquidation rights, of the shares of Common Stock currently outstanding. Under the Articles of Incorporation, stockholders do not have pre-emptive rights. Therefore, should the Board of Directors elect to issue additional shares of Common Stock, existing shareholders would not have any preferential rights to purchase those shares and such issuance could have a dilutive effect on earnings per share, book value per share, and the voting power and shareholdings of current stockholders, depending on the particular circumstances in which the additional shares of Common Stock are issued. The Board of Directors does not intend to issue any additional shares of Common Stock except on terms that it deems to be in the best interests of the Company and its shareholders. The Company currently has no current plans to issue newly authorized shares of Common Stock.

The issuance of additional shares of Common Stock by the Company also may potentially have an anti-takeover effect by making it more difficult to obtain shareholder approval of various actions, such as a merger. The proposed increase in the number of authorized shares of Common Stock could enable the Board of Directors to render more difficult an attempt by another person or entity to obtain control of the Company, though the Board of Directors has no present intention of issuing additional shares for such purposes and has no present knowledge of any such takeover efforts.

If the proposed amendment is adopted, it will become effective upon the filing of Articles of Amendment to the Company’s Articles of Incorporation with the Commonwealth of Pennsylvania. However, if stockholders approve the proposed amendment, the Board of Directors retains discretion under Pennsylvania law, not to implement the proposed amendment. If the Board were to exercise such discretion, the number of authorized shares would remain at current levels.

APPROVAL OF THIS PROPOSAL REQUIRES AN AFFIRMATIVE VOTE OF AT LEAST THE MAJORITY OF VOTES CAST BY THE COMPANY’S SHAREHOLDERS AT THE MEETING. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO INCREASE THE TOTAL NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.

PROPOSAL 2. ELECTION OF DIRECTORS

The bylaws of the Company require that directors be divided into three classes, as nearly equal in number as possible, each class to serve for a three year period, with approximately one-third of the directors elected each year. The Board of Directors currently consists of eight members, each of whom also serves as a director of The Dime Bank (the “Bank”). Two directors will be elected at the Meeting, each to serve for a three-year term or until his or her successor has been elected and qualified.

William E. Schwarz and Henry M. Skier (the “Nominees”) have been nominated by the Board of Directors to serve as directors. The Nominees currently serve as directors of the Company.

The persons named as proxies in the enclosed proxy card intend to vote for the election of the Nominees, unless the proxy card is marked to indicate that such authorization is expressly withheld. Should the Nominees withdraw or be unable to serve (which the Board of Directors does not expect) or should any other vacancy occur in the Board of Directors, it is the intention of the persons named in the enclosed proxy card to vote for the election of such persons as may be recommended to the Board of Directors by the Nominating Committee of the Board. If there are no substitute nominees, the size of the Board of Directors may be reduced.

The following table sets forth information with respect to the Nominees and the other sitting directors, including for each their name, age, the year they first became a director of the Company or the Bank, the expiration date of their current term as a director, and the number and percentage of shares of the Common Stock beneficially owned. Beneficial ownership of executive officers and directors of the Company, as a group, is also set forth under this caption.

Name and Title	Age(1)	Year First Elected or Appointed(2)	Current Term To Expire	Shares of Common Stock Beneficially Owned as of March 1, 2004(3)		Percent Owned (%)
BOARD NOMINEES FOR TERMS TO EXPIRE IN 2007

William E. Schwarz	61	1993	2004	19,850		1.3
Henry M. Skier	63	1993	2004	82,236		5.3

DIRECTORS CONTINUING IN OFFICE

Robert E. Genirs	68	1998	2005	7,200		*
Joseph J. Murray	64	1993	2005	11,072		*
Thomas A. Peifer	61	1993	2005	24,880		1.6
Barbara J. Genzlinger	52	1998	2006	6,948		*
John S. Kiesendahl	57	1993	2006	28,563		1.9
John F. Spall	57	1999	2006	31,696		2.1

EXECUTIVE OFFICER WHO IS NOT A DIRECTOR

Gary C. Beilman	49	—	—	24,316		1.6

Directors and executive officers of the Company as a group (11 persons)	—	—	—	257,993	(4)	16.1

(1)	At March 1, 2004.
(2)	Refers to the year the individual first became a director of the Company or first was appointed as an executive officer of the Company.
(3)	The share amounts include 5,000 shares (except for Messrs. Schwarz, Murray, Kiesendahl, Spall, and Beilman) that may be acquired through the exercise of stock options under the stock option plans within sixty days of the record date. For Messrs. Schwarz, Murray, Kiesendahl, and Beilman, respectively, the share amounts include 4,500, 6,000, 4,000, and 20,000 options to purchase shares. Mr. Spall previously exercised all options.
(4)	In addition to the options included in Note 3, the share amount also includes an aggregate of 5,272 shares and 15,960 options to purchase shares by other executive officers not named in this table.
*	Less than 1% of Common Stock outstanding.

Biographical Information

Set forth below is certain information with respect to the directors, including the director nominee and executive officers of the Company. All directors and executive officers have held their present positions for five years unless otherwise stated.

Nominees For Directors:

William E. Schwarz is President of Edward J. Schwarz, Inc., an automobile dealership, located in Honesdale, Pennsylvania.

Henry M. Skier is President of A.M. Skier, Inc., an insurance agency, located in Hawley, Pennsylvania.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE ABOVE NOMINEES FOR DIRECTOR.

Continuing Directors:

Robert E. Genirs is retired. Prior to his retirement in 1998, Mr. Genirs was the Chief Administrative Officer for Lehman Brothers.

Joseph J. Murray is the President of the Company and Bank. Prior to January 1, 2002, Mr. Murray was the President and Chief Executive Officer of the Company and Bank.

Thomas A. Peifer is retired. Prior to his retirement in 2001, Mr. Peifer was Superintendent of the Wallenpaupack Area School District, in Hawley, Pennsylvania.

Barbara J. Genzlinger is the owner, Innkeeper and General Manager of The Settlers Inn, a country inn located in Hawley, Pennsylvania, and President of Sayre Mansion, LLC, a country inn located in Bethlehem, Pennsylvania.

John S. Kiesendahl is the President and Chief Executive Officer of Woodloch Pines Inc., a resort located in Hawley, Pennsylvania.

John F. Spall is an attorney, practicing in Hawley, Pennsylvania.

Executive Officers:

Gary C. Beilman is the Executive Vice President and Chief Executive Officer of the Company and Bank. Mr. Beilman was appointed Chief Executive Officer on January 1, 2002. Prior to January 2002, Mr. Beilman served the Company and Bank in various capacities. Mr. Beilman is the brother-in-law of Maureen H. Beilman.

Maureen H. Beilman is the Chief Financial Officer, Treasurer and Assistant Secretary of the Company and Chief Financial Officer and Treasurer of the Bank. Prior to January 1999, Ms. Beilman served the Company and the Bank in various capacities. Ms. Beilman is the sister-in-law of Gary C. Beilman.

Peter Bochnovich is the Vice President of the Company and was appointed as an executive officer on April 24, 2003. He has been employed by the Bank since 2001 and has served as the Senior Lending Officer since that date. Prior to his employment at the Bank, he was a commercial lending officer of a local financial institution, having worked in the financial services industry since 1985.

Meetings and Committees of the Board of Directors

The Board of Directors conducts its business through meetings of the Board of Directors and through the Bank’s committees. During the fiscal year ended December 31, 2003, the Board of Directors of the Company held 13 regular meetings and no special meetings and the Board of Directors of the Bank held 14 meetings, including regularly scheduled and special meetings. No directors of the Company attended fewer than 75% of the total meetings of the Board of Directors and committee meetings on which such Board member served during this period. In addition to other committees, as of December 31, 2003, the Company had an Audit Committee and a Nominating Committee. The Bank maintains a separate Compensation Committee.

The Nominating Committee consists of all members of the Board of Directors. In accordance with the independent rules of the Nasdaq Stock Exchange, all such board members are independent except for Joseph J. Murray, who is President of the Company and the Bank. The Nominating Committee, which is not a standing committee, met once during the 2003 fiscal year.

The Nominating Committee does not have a charter and has not adopted a policy with respect to minimum qualifications for board members. With respect to each individual vacancy, the Nominating Committee intends to determine the specific qualifications and skills required to fill that vacancy and to complement the existing qualifications and skills of the other Board members.

Nominations to the Board of Directors made by stockholders must be made in writing to the Secretary and received by the Company not less than 60 days prior to the anniversary date of the immediately preceding Annual Meeting of Stockholders of the Company. Notice to the Company of such nominations must include certain information required pursuant to the Company’s Bylaws. However, the Nominating Committee is not required to consider persons recommended by stockholders of the Company.

The Compensation Committee is comprised of Directors Genirs, Kiesendahl and Skier. This standing committee establishes the Bank’s salary budget for approval by the Board of Directors. The Committee met twice during the 2003 fiscal year.

The Audit Committee is comprised of all directors except Mr. Murray. The Audit Committee is a standing committee that is responsible for developing and maintaining the Company’s and the Bank’s audit program. Robert E. Genirs is the Audit Committee “financial expert” as that term is defined in Item 401(e) of Regulation S-B. Mr. Genirs is an independent director. While the rules of the Nasdaq Stock Market are not applicable to the Company, the Company believes that all members of the Audit Committee would qualify as independent directors under such rules. The Committee also meets with the independent accountants to discuss the results of the annual audit and any related matters. The Committee met six times in fiscal year 2003. The Board of Directors has adopted a written audit committee charter for the Audit Committee, a copy of which was attached as an appendix to the 2003 proxy statement.

Audit Committee Report

Review of Audited Financial Statements with Management

The Audit Committee reviewed and discussed the audited financial statement for the year ended December 31, 2003 with the management of the Company.

Review of Financial Statements and Other Matters with Independent Accountants

The Audit Committee discussed with S.R. Snodgrass, A.C. (“Snodgrass”) the Company’s independent accountants, the matters required to be discussed by the Statement on Auditing Standards No. 61 (Communications with Audit Committees), as may be modified or supplemented. The Audit Committee has received the written disclosures and the letter from Snodgrass required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with Snodgrass its independence. The Audit Committee considered whether the provision of the non-audit services listed under “All Other Fees” below was compatible with maintaining Snodgrass’ independence.

The Audit Committee approved all fees paid to Snodgrass in fiscal 2003 and 2002. Fees paid to Snodgrass for the last two fiscal years ended December 31st were as follows:

	2003 ($)	2002 ($)
Audit Fees(1)	63,804	52,733
Audit-Related Fees(2)	5,790	7,173
Tax Fees(3)	10,250	9,750
All Other Fees(4)	62,399	23,715

(1)	Audit fees consist of fees for professional services rendered for the audit of the Company’s financial statements and review of financial statements included in the Company’s quarterly reports and services normally provided by Snodgrass in connection with statutory and regulatory filings or engagements.
(2)	Audit-related fees consisted principally of attestation services related to agreed upon procedures related to Trust Department services.
(3)	Tax fees consist of compliance fees for the preparation of state and federal tax returns.
(4)	All other fees are primarily made up of consulting services for profit improvement analysis and selected outsourced audit services relating to regulatory compliance reviews.

Recommendation that Financial Statements be Included in the Annual Report

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2003, for filing with the Securities and Exchange Commission.

Audit Committee:

Robert E. Genirs — Chairman

William E. Schwarz

Barbara J. Genzlinger

John S. Kiesendahl

Thomas A. Peifer

Henry M. Skier

John F. Spall

DIRECTOR AND EXECUTIVE OFFICER COMPENSATION

Director Compensation

For the year ended December 31, 2003, each non-employee director received board fees of $15,000, regardless of attendance. There are no fees paid in connection with attendance of committee meetings. At December 31, 2003, board fees totaled $105,000.

During fiscal 2003, the Bank terminated its deferred compensation plan which allowed its board members to defer their receipt of board fees. Such deferred amounts were invested in a life insurance vehicle at no additional cost to the Bank. Upon the termination of the plan, the Bank released its assignment of life insurance benefits with a value of approximately $128,000 to Director Skier.

Executive Compensation

The Company has no full time employees, but relies on the employees of the Bank for the limited services required by the Company. All compensation paid to officers and employees is paid by the Bank.

Summary Compensation Table. The following table sets forth the compensation awarded to or earned by the Company’s Chief Executive Officer and its President for the three years ended December 31, 2003. No other executive officers of either the Bank or the Company had a salary and bonus for the three fiscal years then ended, that exceeded $100,000 for services rendered in all capacities to the Bank or the Company.

		Annual Compensation		Long-Term Compensation Awards
Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Securities Underlying Options (2)	All Other Compensation ($)
Joseph J. Murray (1) President	2003 2002 2001	100,646 100,593 262,207	10,000 10,000 9,800	— — —	52,924 48,352 48,206	(3)

Gary C. Beilman(1) Executive Vice President and Chief Executive Officer	2003 2002 2001	130,118 115,108 87,176	15,000 11,500 7,850	— — —	19,707 16,556 13,724	(4)

(1)	Effective January 1, 2002, Gary C. Beilman was appointed Chief Executive Officer. Previously Mr. Murray served as Chief Executive Officer.
(2)	See “— Stock Option Awards.”
(3)	Includes a salary continuation plan contribution of $43,892 and a matching 401(k) contribution by the Bank of $4,000, and an additional profit sharing contribution by the Bank of $5,032.
(4)	Includes a salary continuation plan contribution of $8,001 and a matching 401(k) contribution by the Bank of $5,200, and an additional profit sharing contribution by the Bank of $6,506.

Stock Option Awards. The following table sets forth information with respect to previously awarded stock options to purchase the Common Stock granted to the named executive officers and held as of December 31, 2003. The Company has not granted any stock appreciation rights.

Aggregated Option Exercises in Last Fiscal Year, and FY-End Option Values
	Shares Acquired on Exercise (#)	Value Realized	Number of Securities Underlying Unexercised Options at FY-End (#)	Value of Unexercised In-The-Money Options at FY-End
Name			Exercisable/Unexercisable	Exercisable/Unexercisable(1)
Joseph J. Murray	1,000	$17,875	6,000/—	$190,500/—
Gary C. Beilman	—	—	20,000/—	$635,000/—

(1)	Based upon an exercise price of $13.25 per share and an estimated price of $45.00 at December 31, 2003.

Other Benefits

The Bank entered into non-qualified salary continuation agreements with Messrs. Murray and Beilman. If such officers continue to serve as officers of the Bank until they become 65 years old, the Bank agrees to pay the officer 120 guaranteed consecutive monthly payments commencing on the first day of the month following the officer’s 65th birthday. If such officers attain age 65, but die before receiving all of the guaranteed monthly payments, or die before age 65 while serving as an officer, then the Bank will make the remaining payments to that officer’s designated beneficiary or to the representative of his estate. For the year ended December 31, 2003, Messrs. Murray and Beilman had accrued salary continuation plan benefits of approximately $288,000 and $53,000, respectively, and such benefits were fully vested.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Bank, like many financial institutions, has followed a policy of granting various types of loans to officers, directors, and employees. The loans have been made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the Bank’s other customers, and do not involve more than the normal risk of collectibility, or present other unfavorable features.

PROPOSAL 3. RATIFICATION OF INDEPENDENT ACCOUNTANTS

Snodgrass was the Company’s independent public accountants for the 2003 fiscal year. The Board of Directors has appointed Snodgrass to be its accountants for the fiscal year ending December 31, 2004 and is seeking ratification by the Company’s stockholders of such appointment. A representative of Snodgrass is expected to be available at the Meeting to respond to stockholders’ questions and will have the opportunity to make a statement if the representative so desires.

RATIFICATION OF THE APPOINTMENT OF THE ACCOUNTANTS REQUIRES THE AFFIRMATIVE VOTE OF A MAJORITY OF THE VOTES CAST BY THE STOCKHOLDERS OF THE COMPANY AT THE MEETING. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF SNODGRASS AS THE COMPANY’S ACCOUNTANTS FOR THE 2004 FISCAL YEAR.

STOCKHOLDER PROPOSALS

In order to be considered for inclusion in the Company’s proxy statement for the annual meeting of stockholders to be held in 2005, all stockholder proposals must be submitted to the Secretary at the Company’s office, 820 Church Street, Honesdale, Pennsylvania 18431, on or before November 22, 2004. In order to be considered for possible action by stockholders at the 2005 annual meeting of stockholders, stockholder nominations for director and stockholder proposals not included in the Company’s proxy statement must be submitted to the Secretary of the Company, at the address set forth above, no later than February 21, 2005.

MISCELLANEOUS

The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers, and regular employees of the Company may solicit proxies personally or by e-mail or telephone without additional compensation.

FORM 10-KSB

A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 2003 WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO MAUREEN H. BEILMAN, DIMECO, INC., 120 SUNRISE AVENUE, HONESDALE, PENNSYLVANIA 18431.

BY ORDER OF THE BOARD OF DIRECTORS

John F. Spall

Secretary

Honesdale, Pennsylvania

March 22, 2004

APPENDIX A

CURRENTLY, ARTICLES 4 AND 6 OF THE ARTICLES OF INCORPORATION STATE:

4.	The aggregate number of shares authorized is 3,000,000.

6.	The corporation shall have authority to issue three million (3,000,000) shares of common stock, par value $.50 per share, with a total authorized capital in the amount of one million five hundred thousand dollars ($1,500,000).

The proposed amendment would revise Articles 4 and 6 of the Articles of Incorporation to state:

4.	The aggregate number of shares authorized is 5,000,000.

6.	The corporation shall have authority to issue five million (5,000,000) shares of common stock, par value $.50 per share, with a total authorized capital in the amount of two million five hundred thousand dollars ($2,500,000).

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APPENDIX B

DIMECO, INC.

820 CHURCH STREET

HONESDALE, PENNSYLVANIA 18431

ANNUAL MEETING OF STOCKHOLDERS

APRIL 22, 2004

The undersigned hereby appoints the Board of Directors of Dimeco, Inc. (the “Company”), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the “Meeting”), to be held at the Operations Center of The Dime Bank located at 120 Sunrise Avenue, Honesdale, Pennsylvania on Thursday, April 22, 2004, at 2:00 p.m., local time, and at any and all adjournments thereof, in the following manner:

		FOR	AGAINST	ABSTAIN
1.	To amend the Articles of Incorporation to increase the authorized shares of common stock.	☐	☐	☐

		FOR	WITHHELD

2.	The election as directors of the nominees listed below for a three-year term:	☐	☐

William E. Schwarz
Henry M. Skier

INSTRUCTIONS: To withhold your vote for any individual nominee, insert the nominee’s name on the line provided below.

		FOR	AGAINST	ABSTAIN
3.	The ratification of the appointment of S.R. Snodgrass, A.C. as independent public accountants of the Company for the fiscal year ending December 31, 2004.	☐	☐	☐

In their discretion, such attorneys and proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournments thereof.

The Board of Directors recommends a vote “FOR” all of the above listed propositions.

THIS SIGNED PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS SIGNED PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS SIGNED PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Should the undersigned be present and elects to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder’s s decision to terminate this Proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this Proxy by filing a subsequently dated Proxy or by written notification to the Secretary of the Company of his or her decision to terminate this Proxy.

The undersigned acknowledges receipt from the Company prior to the execution of this Proxy of a Notice of Annual Meeting of Shareholders, a Proxy Statement dated March 22, 2004, and the 2003 Annual Report.

Dated: , 2004	☐ Check box if you plan to attend the Meeting

PRINT NAME OF STOCKHOLDER	PRINT NAME OF STOCKHOLDER

SIGNATURE OF STOCKHOLDER	SIGNATURE OF STOCKHOLDER

Please sign exactly as your name appears on this Proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

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